Exhibit 99.1

Selected Financial Information

March 31, 2020

(unaudited)

FIRST FINANCIAL BANCORP.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended,
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2020	2019	2019	2019	2019
RESULTS OF OPERATIONS
Net income	$28,628	$48,677	$50,856	$52,703	$45,839
Net earnings per share - basic	$0.29	$0.49	$0.52	$0.54	$0.47
Net earnings per share - diluted	$0.29	$0.49	$0.51	$0.53	$0.47
Dividends declared per share	$0.23	$0.23	$0.23	$0.22	$0.22

KEY FINANCIAL RATIOS
Return on average assets	0.79%	1.34%	1.41%	1.50%	1.33%
Return on average shareholders' equity	5.21%	8.60%	9.13%	9.85%	8.88%
Return on average tangible shareholders' equity	9.71%	15.84%	16.15%	17.33%	15.95%

Net interest margin	3.71%	3.84%	3.91%	3.99%	4.05%
Net interest margin (fully tax equivalent) (1)	3.77%	3.89%	3.96%	4.04%	4.10%

Ending shareholders' equity as a percent of ending assets	14.47%	15.49%	15.62%	15.16%	15.14%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	8.25%	9.07%	9.17%	9.34%	9.15%
Risk-weighted assets	10.50%	11.09%	11.34%	11.82%	11.61%

Average shareholders' equity as a percent of average assets	15.21%	15.53%	15.43%	15.22%	15.01%
Average tangible shareholders' equity as a percent of average tangible assets	8.79%	9.07%	9.35%	9.26%	8.95%

Book value per share	$22.25	$22.82	$22.59	$22.18	$21.60
Tangible book value per share	$11.82	$12.42	$12.33	$12.79	$12.19

Common equity tier 1 ratio (2)	11.27%	11.30%	11.52%	12.00%	12.03%
Tier 1 ratio (2)	11.66%	11.69%	11.91%	12.40%	12.43%
Total capital ratio (2)	13.54%	13.39%	13.62%	14.20%	14.24%
Leverage ratio (2)	9.49%	9.58%	9.75%	10.02%	9.84%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$9,220,643	$9,149,222	$9,014,092	$8,852,662	$8,773,310
Investment securities	3,115,723	3,102,867	3,290,666	3,408,994	3,355,732
Interest-bearing deposits with other banks	39,332	36,672	38,569	33,255	34,709
Total earning assets	$12,375,698	$12,288,761	$12,343,327	$12,294,911	$12,163,751
Total assets	$14,524,422	$14,460,288	$14,320,514	$14,102,733	$13,952,551
Noninterest-bearing deposits	$2,643,240	$2,638,908	$2,513,458	$2,484,214	$2,457,587
Interest-bearing deposits	7,590,791	7,583,531	7,504,708	7,612,146	7,610,092
Total deposits	$10,234,031	$10,222,439	$10,018,166	$10,096,360	$10,067,679
Borrowings	$1,735,767	$1,613,696	$1,816,983	$1,656,570	$1,587,068
Shareholders' equity	$2,209,733	$2,245,107	$2,210,327	$2,146,997	$2,094,234

CREDIT QUALITY RATIOS
Allowance to ending loans	1.55%	0.63%	0.62%	0.69%	0.64%
Allowance to nonaccrual loans	296.51%	119.69%	93.18%	119.86%	95.40%
Allowance to nonperforming loans	203.42%	96.73%	71.46%	69.33%	68.94%
Nonperforming loans to total loans	0.76%	0.65%	0.87%	0.99%	0.93%
Nonperforming assets to ending loans, plus OREO	0.78%	0.67%	0.89%	1.00%	0.95%
Nonperforming assets to total assets	0.48%	0.42%	0.56%	0.62%	0.60%
Classified assets to total assets	0.83%	0.62%	0.92%	1.02%	1.01%
Net charge-offs to average loans (annualized)	(0.04)%	0.15%	0.45%	0.08%	0.64%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

(2) March 31, 2020 regulatory capital ratios are preliminary.

(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	2020	2019
	First	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$115,775	$122,802	$126,786	$126,365	$123,056	$499,009
Investment securities
Taxable	19,005	20,137	22,180	23,616	24,235	90,168
Tax-exempt	4,582	4,545	4,457	4,336	4,258	17,596
Total investment securities interest	23,587	24,682	26,637	27,952	28,493	107,764
Other earning assets	142	167	222	206	210	805
Total interest income	139,504	147,651	153,645	154,523	151,759	607,578

Interest expense
Deposits	16,365	19,026	20,151	20,612	19,243	79,032
Short-term borrowings	5,087	5,430	7,199	6,646	5,960	25,235
Long-term borrowings	3,770	4,293	4,760	4,963	5,041	19,057
Total interest expense	25,222	28,749	32,110	32,221	30,244	123,324
Net interest income	114,282	118,902	121,535	122,302	121,515	484,254
Provision for credit losses-loans and leases (1)	23,880	4,629	5,228	6,658	14,083	30,598
Provision for credit losses-unfunded commitments (1)	1,568	177	(216)	(132)	6	(165)
Net interest income after provision for credit losses	88,834	114,096	116,523	115,776	107,426	453,821

Noninterest income
Service charges on deposit accounts	8,435	9,343	9,874	9,819	8,903	37,939
Trust and wealth management fees	4,469	3,913	3,718	3,943	4,070	15,644
Bankcard income	2,698	3,405	3,316	6,497	5,586	18,804
Client derivative fees	3,105	4,194	4,859	4,905	1,704	15,662
Foreign exchange income	9,966	6,014	1,708	17	0	7,739
Net gains from sales of loans	2,831	4,723	4,806	3,432	1,890	14,851
Net gains on sale of investment securities	(59)	(296)	105	(37)	(178)	(406)
Other	3,939	5,472	4,754	6,062	4,852	21,140
Total noninterest income	35,384	36,768	33,140	34,638	26,827	131,373

Noninterest expenses
Salaries and employee benefits	54,822	53,952	53,212	53,985	47,912	209,061
Net occupancy	6,104	6,334	5,509	5,596	6,630	24,069
Furniture and equipment	4,053	4,145	4,120	4,222	3,416	15,903
Data processing	6,389	5,996	5,774	4,984	5,127	21,881
Marketing	1,220	1,980	1,346	1,976	1,606	6,908
Communication	890	882	910	747	728	3,267
Professional services	2,275	2,192	4,771	2,039	2,252	11,254
State intangible tax	1,516	1,767	1,445	1,307	1,310	5,829
FDIC assessments	1,405	1,055	(1,097)	1,065	950	1,973
Intangible amortization	2,792	3,150	2,432	2,044	2,045	9,671
Other	8,200	11,434	8,020	6,545	6,517	32,516
Total noninterest expenses	89,666	92,887	86,442	84,510	78,493	342,332
Income before income taxes	34,552	57,977	63,221	65,904	55,760	242,862
Income tax expense (benefit)	5,924	9,300	12,365	13,201	9,921	44,787
Net income	$28,628	$48,677	$50,856	$52,703	$45,839	$198,075

ADDITIONAL DATA
Net earnings per share - basic	$0.29	$0.49	$0.52	$0.54	$0.47	$2.01
Net earnings per share - diluted	$0.29	$0.49	$0.51	$0.53	$0.47	$2.00
Dividends declared per share	$0.23	$0.23	$0.23	$0.22	$0.22	$0.90

Return on average assets	0.79%	1.34%	1.41%	1.50%	1.33%	1.39%
Return on average shareholders' equity	5.21%	8.60%	9.13%	9.85%	8.88%	9.11%

Interest income	$139,504	$147,651	$153,645	$154,523	$151,759	$607,578
Tax equivalent adjustment	1,624	1,630	1,759	1,416	1,523	6,328
Interest income - tax equivalent	141,128	149,281	155,404	155,939	153,282	613,906
Interest expense	25,222	28,749	32,110	32,221	30,244	123,324
Net interest income - tax equivalent	$115,906	$120,532	$123,294	$123,718	$123,038	$490,582

Net interest margin	3.71%	3.84%	3.91%	3.99%	4.05%	3.95%
Net interest margin (fully tax equivalent) (2)	3.77%	3.89%	3.96%	4.04%	4.10%	4.00%

Full-time equivalent employees	2,067	2,065	2,064	2,076	2,087

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.

(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate.  Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis.  Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons.  Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.

CONSOLIDATED STATEMENTS OF CONDITION

(Dollars in thousands)

(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	% Change	% Change
	2020	2019	2019	2019	2019	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$261,892	$200,691	$242,482	$169,694	$169,004	30.5%	55.0%
Interest-bearing deposits with other banks	71,071	56,948	39,669	101,668	50,224	24.8%	41.5%
Investment securities available-for-sale	2,908,688	2,852,084	2,850,502	3,152,970	3,113,811	2.0%	(6.6)%
Investment securities held-to-maturity	136,744	142,862	148,778	154,327	158,305	(4.3)%	(13.6)%
Other investments	143,581	125,020	124,965	127,439	115,731	14.8%	24.1%
Loans held for sale	27,334	13,680	23,528	20,244	8,217	99.8%	232.7%
Loans and leases
Commercial and industrial	2,477,773	2,465,877	2,470,017	2,547,997	2,543,427	0.5%	(2.6)%
Lease financing	82,602	88,364	92,616	90,638	95,573	(6.5)%	(13.6)%
Construction real estate	500,311	493,182	515,960	497,683	458,113	1.4%	9.2%
Commercial real estate	4,278,257	4,194,651	4,015,908	3,903,654	3,802,179	2.0%	12.5%
Residential real estate	1,061,792	1,055,949	1,055,007	1,015,820	975,120	0.6%	8.9%
Home equity	781,243	771,869	776,885	787,139	797,118	1.2%	(2.0)%
Installment	80,085	82,589	88,275	89,149	90,689	(3.0)%	(11.7)%
Credit card	45,756	49,184	49,010	48,706	46,982	(7.0)%	(2.6)%
Total loans	9,307,819	9,201,665	9,063,678	8,980,786	8,809,201	1.2%	5.7%
Less:
Allowance for credit losses (1)	143,885	57,650	56,552	61,549	56,722	149.6%	153.7%
Net loans	9,163,934	9,144,015	9,007,126	8,919,237	8,752,479	0.2%	4.7%
Premises and equipment	212,787	214,506	213,681	211,313	210,676	(0.8)%	1.0%
Goodwill	937,771	937,771	937,689	879,727	879,727	0.0%	6.6%
Other intangibles	73,258	76,201	79,506	36,349	38,571	(3.9)%	89.9%
Accrued interest and other assets	1,120,507	747,847	812,519	664,695	577,518	49.8%	94.0%
Total Assets	$15,057,567	$14,511,625	$14,480,445	$14,437,663	$14,074,263	3.8%	7.0%

LIABILITIES
Deposits
Interest-bearing demand	$2,498,109	$2,364,881	$2,316,301	$2,332,692	$2,235,036	5.6%	11.8%
Savings	2,978,250	2,960,979	2,924,200	2,953,114	3,100,894	0.6%	(4.0)%
Time	2,435,858	2,240,441	2,308,617	2,321,908	2,309,810	8.7%	5.5%
Total interest-bearing deposits	7,912,217	7,566,301	7,549,118	7,607,714	7,645,740	4.6%	3.5%
Noninterest-bearing	2,723,341	2,643,928	2,534,739	2,501,290	2,488,157	3.0%	9.5%
Total deposits	10,635,558	10,210,229	10,083,857	10,109,004	10,133,897	4.2%	5.0%
Federal funds purchased and securities sold under agreements to repurchase	215,824	165,181	85,286	260,621	95,015	30.7%	127.1%
FHLB short-term borrowings	1,181,900	1,151,000	1,128,900	1,052,700	952,400	2.7%	24.1%
Total short-term borrowings	1,397,724	1,316,181	1,214,186	1,313,321	1,047,415	6.2%	33.4%
Long-term debt	325,566	414,376	498,778	547,042	546,423	(21.4)%	(40.4)%
Total borrowed funds	1,723,290	1,730,557	1,712,964	1,860,363	1,593,838	(0.4)%	8.1%
Accrued interest and other liabilities	519,336	323,134	422,311	280,107	216,109	60.7%	140.3%
Total Liabilities	12,878,184	12,263,920	12,219,132	12,249,474	11,943,844	5.0%	7.8%

SHAREHOLDERS' EQUITY
Common stock	1,633,950	1,640,771	1,639,333	1,623,699	1,622,554	(0.4)%	0.7%
Retained earnings	660,653	711,249	685,368	657,730	626,408	(7.1)%	5.5%
Accumulated other comprehensive income (loss)	11,788	13,323	15,450	5,193	(19,635)	(11.5)%	160.0%
Treasury stock, at cost	(127,008)	(117,638)	(78,838)	(98,433)	(98,908)	8.0%	28.4%
Total Shareholders' Equity	2,179,383	2,247,705	2,261,313	2,188,189	2,130,419	(3.0)%	2.3%
Total Liabilities and Shareholders' Equity	$15,057,567	$14,511,625	$14,480,445	$14,437,663	$14,074,263	3.8%	7.0%

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.

FIRST FINANCIAL BANCORP.

AVERAGE CONSOLIDATED STATEMENTS OF CONDITION

(Dollars in thousands)

(Unaudited)

	Quarterly Averages
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2020	2019	2019	2019	2019
ASSETS
Cash and due from banks	$235,696	$221,060	$191,000	$173,278	$181,695
Interest-bearing deposits with other banks	39,332	36,672	38,569	33,255	34,709
Investment securities	3,115,723	3,102,867	3,290,666	3,408,994	3,355,732
Loans held for sale	13,174	21,050	18,197	13,258	6,392
Loans and leases
Commercial and industrial	2,450,893	2,469,810	2,509,782	2,533,981	2,509,274
Lease financing	85,782	91,225	94,858	94,458	91,043
Construction real estate	501,471	501,892	509,742	457,962	496,153
Commercial real estate	4,209,345	4,102,288	3,925,028	3,834,404	3,762,314
Residential real estate	1,055,456	1,053,707	1,035,975	989,923	961,584
Home equity	773,082	773,119	781,340	789,087	807,768
Installment	81,234	85,515	88,760	89,778	91,270
Credit card	50,206	50,616	50,410	49,811	47,512
Total loans	9,207,469	9,128,172	8,995,895	8,839,404	8,766,918
Less:
Allowance for credit losses (1)	121,126	56,649	61,911	58,335	57,088
Net loans	9,086,343	9,071,523	8,933,984	8,781,069	8,709,830
Premises and equipment	215,545	215,171	215,671	211,714	213,208
Goodwill	937,771	937,710	899,888	879,726	878,541
Other intangibles	75,014	78,190	51,365	37,666	39,900
Accrued interest and other assets	805,824	776,045	681,174	563,773	532,544
Total Assets	$14,524,422	$14,460,288	$14,320,514	$14,102,733	$13,952,551

LIABILITIES
Deposits
Interest-bearing demand	$2,418,193	$2,373,962	$2,325,405	$2,334,322	$2,269,948
Savings	2,976,518	2,995,395	2,945,076	3,057,100	3,115,557
Time	2,196,080	2,214,174	2,234,227	2,220,724	2,224,587
Total interest-bearing deposits	7,590,791	7,583,531	7,504,708	7,612,146	7,610,092
Noninterest-bearing	2,643,240	2,638,908	2,513,458	2,484,214	2,457,587
Total deposits	10,234,031	10,222,439	10,018,166	10,096,360	10,067,679
Federal funds purchased and securities sold under agreements to repurchase	164,093	206,800	185,156	126,872	103,147
FHLB short-term borrowings	1,189,765	952,625	1,112,091	982,993	913,974
Total short-term borrowings	1,353,858	1,159,425	1,297,247	1,109,865	1,017,121
Long-term debt	381,909	454,271	519,736	546,705	569,947
Total borrowed funds	1,735,767	1,613,696	1,816,983	1,656,570	1,587,068
Accrued interest and other liabilities	344,891	379,046	275,038	202,806	203,570
Total Liabilities	12,314,689	12,215,181	12,110,187	11,955,736	11,858,317

SHAREHOLDERS' EQUITY
Common stock	1,638,851	1,640,066	1,629,286	1,622,994	1,625,228
Retained earnings	660,108	691,236	662,899	635,629	610,737
Accumulated other comprehensive loss	31,200	13,986	11,985	(12,889)	(39,796)
Treasury stock, at cost	(120,426)	(100,181)	(93,843)	(98,737)	(101,935)
Total Shareholders' Equity	2,209,733	2,245,107	2,210,327	2,146,997	2,094,234
Total Liabilities and Shareholders' Equity	$14,524,422	$14,460,288	$14,320,514	$14,102,733	$13,952,551

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.

FIRST FINANCIAL BANCORP.

NET INTEREST MARGIN RATE/VOLUME ANALYSIS

(Dollars in thousands)

(Unaudited)

	Quarterly Averages
	March 31, 2020		December 31, 2019		March 31, 2019		Linked Qtr. Income Variance			Comparable Qtr. Income Variance
	Balance	Yield	Balance	Yield	Balance	Yield	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investments:
Investment securities	$3,115,723	3.04%	$3,102,867	3.16%	$3,355,732	3.44%	$(934)	$(161)	$(1,095)	$(3,368)	$(1,538)	$(4,906)
Interest-bearing deposits with other banks	39,332	1.45%	36,672	1.81%	34,709	2.45%	(33)	8	(25)	(86)	18	(68)
Gross loans (1)	9,220,643	5.04%	9,149,222	5.33%	8,773,310	5.69%	(6,661)	(366)	(7,027)	(14,108)	6,827	(7,281)
Total earning assets	12,375,698	4.52%	12,288,761	4.77%	12,163,751	5.06%	(7,628)	(519)	(8,147)	(17,562)	5,307	(12,255)

Nonearning assets
Allowance for credit losses	(121,126)		(56,649)		(57,088)
Cash and due from banks	235,696		221,060		181,695
Accrued interest and other assets	2,034,154		2,007,116		1,664,193
Total assets	$14,524,422		$14,460,288		$13,952,551

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,418,193	0.45%	$2,373,962	0.53%	$2,269,948	0.50%
Savings	2,976,518	0.45%	2,995,395	0.60%	3,115,557	0.76%
Time	2,196,080	1.88%	2,214,174	2.03%	2,224,587	1.94%
Total interest-bearing deposits	7,590,791	0.86%	7,583,531	1.00%	7,610,092	1.03%	$(2,497)	$(164)	$(2,661)	$(3,017)	$139	$(2,878)
Borrowed funds
Short-term borrowings	1,353,858	1.51%	1,159,425	1.86%	1,017,121	2.38%	(1,026)	683	(343)	(2,180)	1,307	(873)
Long-term debt	381,909	3.96%	454,271	3.75%	569,947	3.59%	241	(764)	(523)	523	(1,794)	(1,271)
Total borrowed funds	1,735,767	2.05%	1,613,696	2.39%	1,587,068	2.81%	(785)	(81)	(866)	(1,657)	(487)	(2,144)
Total interest-bearing liabilities	9,326,558	1.08%	9,197,227	1.24%	9,197,160	1.33%	(3,282)	(245)	(3,527)	(4,674)	(348)	(5,022)

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	2,643,240		2,638,908		2,457,587
Other liabilities	344,891		379,046		203,570
Shareholders' equity	2,209,733		2,245,107		2,094,234
Total liabilities & shareholders' equity	$14,524,422		$14,460,288		$13,952,551

Net interest income	$114,282		$118,902		$121,515		$(4,346)	$(274)	$(4,620)	$(12,888)	$5,655	$(7,233)
Net interest spread		3.44%		3.53%		3.73%
Net interest margin		3.71%		3.84%		4.05%

Tax equivalent adjustment		0.06%		0.05%		0.05%
Net interest margin (fully tax equivalent)		3.77%		3.89%		4.10%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.

CREDIT QUALITY

(Dollars in thousands)

(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2020	2019	2019	2019	2019
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period, prior to adoption of ASC 326	$57,650	$56,552	$61,549	$56,722	$56,542
Impact of adopting ASC 326	61,505	0	0	0	0
Provision for credit losses	23,880	4,629	5,228	6,658	14,083
Gross charge-offs
Commercial and industrial	1,091	2,919	9,556	1,873	12,328
Lease financing	0	62	0	0	100
Construction real estate	0	0	0	0	0
Commercial real estate	4	1,854	535	86	1,214
Residential real estate	115	167	278	150	82
Home equity	267	807	627	689	468
Installment	61	31	65	78	49
Credit card	311	319	598	289	341
Total gross charge-offs	1,849	6,159	11,659	3,165	14,582
Recoveries
Commercial and industrial	2,000	1,796	556	291	240
Lease financing	0	0	0	0	0
Construction real estate	0	0	0	5	63
Commercial real estate	234	439	347	254	73
Residential real estate	52	72	64	101	36
Home equity	339	243	335	572	185
Installment	31	49	93	61	48
Credit card	43	29	39	50	34
Total recoveries	2,699	2,628	1,434	1,334	679
Total net charge-offs	(850)	3,531	10,225	1,831	13,903
Ending allowance for credit losses	$143,885	$57,650	$56,552	$61,549	$56,722

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	(0.15)%	0.18%	1.42%	0.25%	1.95%
Lease financing	0.00%	0.27%	0.00%	0.00%	0.45%
Construction real estate	0.00%	0.00%	0.00%	0.00%	(0.05)%
Commercial real estate	(0.02)%	0.14%	0.02%	(0.02)%	0.12%
Residential real estate	0.02%	0.04%	0.08%	0.02%	0.02%
Home equity	(0.04)%	0.29%	0.15%	0.06%	0.14%
Installment	0.15%	(0.08)%	(0.13)%	0.08%	0.00%
Credit card	2.15%	2.27%	4.40%	1.92%	2.62%
Total net charge-offs	(0.04)%	0.15%	0.45%	0.08%	0.64%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$21,126	$24,346	$28,358	$18,502	$19,263
Lease financing	222	223	284	295	301
Construction real estate	0	0	5	6	7
Commercial real estate	10,050	7,295	14,889	15,981	21,082
Residential real estate	11,163	10,892	11,655	11,627	13,052
Home equity	5,821	5,242	5,427	4,745	5,581
Installment	145	167	75	195	170
Nonaccrual loans	48,527	48,165	60,693	51,351	59,456
Accruing troubled debt restructurings (TDRs)	22,206	11,435	18,450	37,420	22,817
Total nonperforming loans	70,733	59,600	79,143	88,771	82,273
Other real estate owned (OREO)	1,467	2,033	1,613	1,421	1,665
Total nonperforming assets	72,200	61,633	80,756	90,192	83,938
Accruing loans past due 90 days or more	120	201	287	107	178
Total underperforming assets	$72,320	$61,834	$81,043	$90,299	$84,116
Total classified assets	$124,510	$89,250	$132,500	$147,753	$142,014

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	296.51%	119.69%	93.18%	119.86%	95.40%
Nonperforming loans	203.42%	96.73%	71.46%	69.33%	68.94%
Total ending loans	1.55%	0.63%	0.62%	0.69%	0.64%
Nonperforming loans to total loans	0.76%	0.65%	0.87%	0.99%	0.93%
Nonperforming assets to
Ending loans, plus OREO	0.78%	0.67%	0.89%	1.00%	0.95%
Total assets	0.48%	0.42%	0.56%	0.62%	0.60%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.54%	0.55%	0.69%	0.59%	0.69%
Total assets	0.33%	0.35%	0.43%	0.37%	0.43%
Classified assets to total assets	0.83%	0.62%	0.92%	1.02%	1.01%

(1)  Nonaccrual loans include nonaccrual TDRs of $18.4 million, $18.5 million, $21.5 million, $11.0 million, and $13.1 million, as of March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019, and March 31, 2019, respectively.

FIRST FINANCIAL BANCORP.

CAPITAL ADEQUACY

(Dollars in thousands, except per share data)

(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2020	2019	2019	2019	2019
PER COMMON SHARE
Market Price
High	$25.52	$26.04	$25.49	$25.80	$28.56
Low	$12.67	$23.24	$22.37	$22.16	$23.02
Close	$14.91	$25.44	$24.48	$24.22	$24.06

Average shares outstanding - basic	97,736,690	98,684,706	98,517,025	98,083,799	97,926,088
Average shares outstanding - diluted	98,356,214	99,232,167	99,077,723	98,648,384	98,436,311
Ending shares outstanding	97,968,958	98,490,998	100,094,819	98,647,690	98,613,872

Total shareholders' equity	$2,179,383	$2,247,705	$2,261,313	$2,188,189	$2,130,419

REGULATORY CAPITAL	Preliminary
Common equity tier 1 capital	$1,243,152	$1,245,746	$1,253,803	$1,281,406	$1,246,004
Common equity tier 1 capital ratio	11.27%	11.30%	11.52%	12.00%	12.03%
Tier 1 capital	$1,285,705	$1,288,185	$1,296,399	$1,323,905	$1,287,757
Tier 1 ratio	11.66%	11.69%	11.91%	12.40%	12.43%
Total capital	$1,493,100	$1,475,813	$1,482,708	$1,515,382	$1,474,723
Total capital ratio	13.54%	13.39%	13.62%	14.20%	14.24%
Total capital in excess of minimum requirement	$335,229	$318,315	$339,935	$394,571	$387,048
Total risk-weighted assets	$11,027,347	$11,023,795	$10,883,554	$10,674,393	$10,358,805
Leverage ratio	9.49%	9.58%	9.75%	10.02%	9.84%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	14.47%	15.49%	15.62%	15.16%	15.14%
Ending tangible shareholders' equity to ending tangible assets	8.25%	9.07%	9.17%	9.34%	9.15%
Average shareholders' equity to average assets	15.21%	15.53%	15.43%	15.22%	15.01%
Average tangible shareholders' equity to average tangible assets	8.79%	9.07%	9.35%	9.26%	8.95%

REPURCHASE PROGRAM (1)
Shares repurchased	880,000	1,609,778	1,143,494	0	0
Average share repurchase price	$18.96	$24.13	$23.94	N/A	N/A
Total cost of shares repurchased	$16,686	$38,846	$27,372	N/A	N/A

(1) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable